================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of report: April 29, 2003
                        (Date of earliest event reported)


                             VODAVI TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-26912

               Delaware                                         86-0789350
    (State or other jurisdiction of                           (IRS Employer
     incorporation or organization)                       Identification Number)


   4717 East Hilton Avenue, Suite 400
           Phoenix, Arizona                                     85034-6402
(Address of principal executive offices)                        (ZIP Code)


                                 (480) 443-6000
              (Registrant's telephone number, including area code)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release of Vodavi Technology, Inc. dated April 29, 2003, reporting the financial results of its first quarter of fiscal 2003.

ITEM 9. REGULATION FD DISCLOSURE

     The Company is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9 in accordance with SEC Release No.33-8216

     On April 29, 2003, Vodavi Technology, Inc. reported the financial results of its first quarter of fiscal 2003. A copy of Vodavi Technology, Inc. press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 9.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003

                                       VODAVI TECHNOLOGY, INC.

                                       By: /s/ Gregory K. Roeper
                                           -------------------------------------
                                           Gregory K. Roeper
                                           Chief Executive Officer and President

                                  EXHIBIT INDEX

99.1 Press Release of Vodavi Technology, Inc. dated April 29, 2003, reporting the financial results of its first quarter of fiscal 2003.